(Logo)

                         NATIONAL COMPUTER SYSTEMS, INC.




                            11000 Prairie Lakes Drive
                          Eden Prairie, Minnesota 55344


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           MAY 27, 1999, at 3:30 P.M.


TO THE STOCKHOLDERS OF NATIONAL COMPUTER SYSTEMS, INC.:

The annual meeting of stockholders of National Computer Systems, Inc. (NCS), a Minnesota corporation, will be held Thursday, May 27,1999, at 3:30 P.M., Central Daylight Savings Time, at the Hotel Sofitel, 5601 West 78th Street, Bloomington, Minnesota for the following purposes:

1. To elect a Board of Directors for the ensuing year.

2. To approve the 1999 Employee Stock Option Plan as adopted by the Board of Directors.

3. To approve the 1999 Non-Employee Director Stock Option Plan as adopted by the Board of Directors.

4. To approve appointment of Ernst & Young LLP as auditors for the year ending January 29, 2000.

5. To transact such other business as may properly come before the meeting.

Stockholders of record at the close of business on March 29, 1999, will be entitled to cast one vote on each proposal for each share held of record at that time. A copy of the NCS annual report is included in this mailing, first made on approximately the date shown below.

DATED: April 26, 1999

                                              BY ORDER OF THE BOARD OF DIRECTORS

                                                    J. W. Fenton, Jr., Secretary


               STOCKHOLDERS WHO ARE UNABLE TO ATTEND THIS MEETING
                     ARE URGED TO SIGN AND DATE THE ENCLOSED
                       PROXY AND RETURN IT IN THE ENVELOPE
                                    PROVIDED.

                         NATIONAL COMPUTER SYSTEMS, INC.
                            11000 Prairie Lakes Drive
                          Eden Prairie, Minnesota 55344


                                 PROXY STATEMENT

The annual meeting of the stockholders of National Computer Systems, Inc. (NCS or the Company) will be held on Thursday, May 27, 1999, at 3:30 P.M., at the Hotel Sofitel, 5601 West 78th Street, Bloomington, Minnesota for the purposes set forth in the accompanying notice. These are the only matters the Board of Directors knows will be presented. The Board of Directors recommends that stockholders vote in favor of Items 1 through 4. Should any other matter properly come before the meeting, the named proxies intend to use their best judgment to vote on those matters.

                      OUTSTANDING SHARES AND VOTING RIGHTS

The Board of Directors has fixed the close of business on March 29, 1999, as the record date to determine the stockholders entitled to notice and to vote at the meeting. The voting securities of NCS outstanding and entitled to vote on that date were 31,551,732 shares of Common Stock. Each share is entitled to cast one vote on each proposal at the meeting.

The enclosed proxy is solicited on behalf of the Board of Directors for use at the annual meeting. If the proxy is properly executed and returned, the shares represented will be voted at the meeting and all adjournments. Where specific direction is given by the stockholder, the shares will be voted in accordance with that direction. If no direction is given, the proxy will be voted to elect the eight persons named below as directors and for approval of the other matters to be proposed at the annual meeting. The proxy may be revoked at any time prior to its exercise by filing written notice with the Secretary of NCS.

Shares voted as abstentions on any matter (or a "withhold vote for" as to directors) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum at the annual meeting and as unvoted, although present and entitled to vote, for purposes of determining the approval of each matter as to which the stockholder has abstained. If a broker submits a proxy which indicates that the broker does not have discretionary authority to vote shares on one or more matters, those shares will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum at the annual meeting, but will not be considered as present and entitled to vote on such matters.

                              ELECTION OF DIRECTORS

At the meeting, the eight persons listed below will be nominated for election as directors until the next annual meeting of stockholders and until their successors have been elected. Mr. Cadogan and Dr. Etter were elected directors by the Board of Directors since the last annual meeting of stockholders. Each nominee is presently available for election. Should any nominee become unable to serve, the persons voting the enclosed proxy may, in their discretion, vote for a substitute.

Shown below is information about the nominees as of February 28, 1999. Each nominee has sole investment and voting power of all shares of Common Stock shown (the only NCS equity securities owned by the nominees), except as otherwise noted. The election of each director requires the affirmative vote of a majority of the shares present and entitled to vote at the meeting.




                                         Principal Occupation                                    Shares
                                                  and                               Director  Beneficially    Percent of
       Name             Age               Business Experience                         Since      Owned       Outstanding
-------------------     ---              --------------------                       --------  ------------   -----------


William J. Cadogan ++    50   Chairman of the Board, President & Chief Executive       1998        -              *
                               Officer of ADC Telecommunications, Inc. (manu-
                               facturer, marketer and distributor of broadband tele-
                               communications equipment)for more than five years.

David C. Cox++o          61   Retired since March, 1998.  Prior to that President      1983    38,879 (1)         *
                               & Chief Executive Officer of Cowles Media Company
                               (now McClatchy Newspapers, Inc.) for more than
                               five years.

Delores M. Etter+        51   Deputy Under Secretary of Defense for Science and        1998     3,000 (1)         *
                               Technology, U.S. Department of Defense since
                               June, 1998.  Prior to that Professor of Electrical and
                               Computer Engineering, University of Colorado, Boulder
                               for more than five years.

Russell A. Gullotti      56   Chairman of the Board, President & Chief Executive       1994   280,526 (2)         *
                               Officer of NCS since May, 1995. President & Chief
                               Executive  Officer  from  October,  1994  to May,
                               1995.   Prior  to  that  held  senior   executive
                               positions  in sales and  marketing,  services and
                               administration with Digital Equipment Corporation
                               (computer  manufacturing  and  services) for more
                               than five years.

Moses S. Joseph+         39   Chairman of the Board & Chief Executive Officer          1997     8,811 (1)         *
                               of Anila Systems (computer systems design) since
                               May, 1998.  Prior to that President & Chief Executive
                               Officer of B-Tree Systems, Inc. (verification systems
                               for embedded computers) from February, 1996 to
                               February, 1998 and  Vice President-Marketing for
                               Integrated Systems, Inc. (embedded operating
                               software) from November, 1992 to February, 1996.

Jean B. Keffeler+        53   Business and management consultant since                 1993    22,691 (1)         *
                               March, 1991.  Prior to that held various
                               executive positions in the corporate and public
                               sectors.

Stephen G. Shank+o       55   Chairman of the Board, President & Chief Executive       1985    26,899 (1)         *
                               Officer of Learning Ventures International, Inc.
                               (on-line learning  programs and services) since
                               September,1998. Prior to that President and Chief
                               Executive Officer of LVI for more than five years.

John E. Steuri++o        59   Chairman of Advanced Thermal Technologies, LLC           1991    32,576 (1)         *
                               (commercial air quality and dehumidification systems)
                               since December, 1996. Prior to June, 1996, Chairman
                               & Chief Executive Officer of ALLTEL Information
                               Services, Inc. (information processing management,
                               outsourcing services and application software)
                               for more than five years.


                           + Member of Audit Committee
                       ++ Member of Compensation Committee
                        o Member of Governance Committee

                                 * Less than 1%.


(1) The shares listed for Directors Cox, Etter, Joseph, Keffeler, Shank and Steuri include 24,000, 3,000, 8,000, 14,000, 20,000 and 20,000 shares, respectively, which may be acquired within 60 days upon exercise of outstanding stock options.

       The shares listed for Directors Cox, Joseph, Keffeler, Shank and Steuri also include 2,479, 811, 761, 2,247 and 2,576 shares, respectively, accrued pursuant to the National Computer Systems, Inc. Directors' Deferred Compensation Plan (Deferred Compensation Plan). The Deferred Compensation Plan became effective February 1, 1997, and allows directors to defer payment of fees until future dates with payout to be in the form of cash or NCS Common Stock.

(2) Shares listed for Mr. Gullotti include 70,000 shares which may be acquired within 60 days upon exercise of outstanding stock options, 1,104 shares allocated to him pursuant to the NCS Employee Stock Ownership Plan
       (ESOP) and 6,250 shares issued under an NCS Long-Term Incentive Plan (L-TIP) which are subject to forfeiture.

Mr. Cadogan is also a director of Pentair, Inc. and ADC Telecommunications, Inc.; Mr. Cox is also a director of ReliaStar Financial Corp. and Tennant Company; Mr. Gullotti is also a director of GenRad, Inc. and MTS Systems Corporation; Ms. Keffeler is also a director of the Strategist Fund Group (a subsidiary of American Express Financial Corporation); Mr. Shank is also a director of Polaris Industries, Inc.; and Mr. Steuri is also a director of Intelligroup, Inc. and a trustee of Northwestern Mutual Life Insurance Company.

The Board of Directors held four meetings during the fiscal year ended January 31, 1999 (fiscal 1998). All Board committees are comprised of only outside directors. The Audit Committee of the Board of Directors reviews the audited financial statements with the independent auditors and the Company's accounting and reporting practices. During the last fiscal year, the Audit Committee held four meetings. The Compensation Committee of the Board of Directors reviews the Company's compensation and personnel processes and programs. During fiscal 1998, the Compensation Committee held four meetings. The Governance Committee assesses Board effectiveness, recommends the slate of Board nominees, recommends candidates to fill Board vacancies and recommends corporate governance policies and practices. The Governance Committee held two meetings in fiscal 1998. During fiscal 1998, each incumbent director attended 75% or more of all Board of Directors meetings and meetings of Board committees on which each served.

Outside directors receive fees of $3,000 per quarter ($3,750 for Committee Chairpersons) and participation fees of $1,250 for each Board meeting attended. A fee of $750 is paid for any Committee meeting held on any day other than a scheduled Board meeting day.

NCS has a Non-Employee Director Stock Option Plan under which each director who is not an employee of NCS is automatically granted, each time that he or she is elected or reelected as a director of NCS by the stockholders, an option to acquire 3,000 shares (3,500 beginning in 1999) of Common Stock. During fiscal 1998, all non-employee directors as a group were granted options to purchase 18,000 shares at a per share option exercise price of $21.50. During fiscal 1998, 18,000 shares were exercised at an average exercise price of $6.49.

Mr. Shank is a director of and owns a 40% equity interest in Learning Ventures International, Inc. (LVI). In September, 1997, LVI acquired Aprisa Multimedia, Inc. (Aprisa), a company in which NCS owned a minority equity interest. As consideration for the purchase of NCS' Aprisa shares, LVI issued Class C Preferred Stock of LVI, with a redemption value of $165,000, to NCS. In June, 1998, NCS acquired 1,022,222 shares (19% of voting shares outstanding) of Class D Convertible Preferred Shares of LVI for $4,600,000.

               PROPOSAL TO APPROVE 1999 EMPLOYEE STOCK OPTION PLAN

The Board of Directors recommends stockholder approval of the NCS 1999 Employee Stock Option Plan (1999 Plan), covering up to 1,400,000 shares of Common Stock. The 1999 Plan was adopted by the Board of Directors on March 2, 1999, subject to stockholder approval. No options have been granted under the 1999 Plan. NCS has four other employee stock option plans which were approved in 1986, 1990, 1995 and 1997. As of February 28, 1999, there were 278,780 shares reserved and available for issuance under these plans. The remaining shares available under these plans will not be sufficient to meet anticipated fiscal 1999 stock option grants. Approval of the 1999 Plan will require the affirmative vote of a majority of the shares of outstanding Common Stock present and entitled to vote at the meeting.

The Board of Directors believes that the adoption of a new stock option plan is in the best interests of the Company. The purpose of the l999 Plan is to encourage ownership of the Company's Common Stock by employees who are in a position to make contributions to the Company's progress and to provide them with an incentive to put forth maximum effort for the Company's success. NCS believes that stock options provide the strongest link possible between key employees and the interests of stockholders. The Board of Directors believes that approval of the 1999 Plan is necessary for the Company to continue to attract and retain effective and capable employees.

Persons eligible to receive options under the 1999 Plan are key employees of NCS or its wholly-owned subsidiaries. It is intended that, after fiscal 1999, stock options issued as part of the Company's long-term incentive programs for executive officers will be issued under the 1999 Plan rather than a separate L-TIP as was previously the case.

No employee may be granted any options under the 1999 Plan for more than 100,000 shares in the aggregate in any calendar year. No option may be granted after January 31, 2009. The option price shall not be less than 100% of the fair market value of NCS Common Stock on the date of grant of the option. No option granted under the 1999 Plan shall have a term in excess of ten years or shall be less than one year. Options are exercisable only while the optionee is an employee of NCS or one of its subsidiaries or within three months (or a longer period if the Compensation Committee in its discretion determines it to be appropriate) after termination of employment.

The legal representative of a deceased optionee may exercise the option within one year after the death of the optionee or until the earlier expiration of the option. Options cannot be transferred except by will or the laws of descent and distribution. Option shares must be paid for in cash and in full at the time an option is exercised; provided, however, in lieu of cash an optionee may exercise an option by tendering to the Company Common Stock which has a fair market value equal to the cash exercise price of the shares being purchased plus withholding taxes, if applicable.

The grant of an option is not expected to result in any taxable income to the optionee. Options under the 1999 Plan may be intended to qualify as Incentive Stock Options (ISOs) under the Internal Revenue Code of 1986, as amended (the
Code). An optionee generally will have no taxable income upon exercising an ISO (except that a liability may arise pursuant to the alternative minimum tax), and the Company will not be entitled to a tax deduction when an ISO is exercised. Upon exercising non-qualified options (NQOs), the optionee must recognize ordinary income equal to the excess of the fair market value of the shares of Common Stock acquired on the date of exercise over the exercise price, and the Company will be entitled at that time to a tax deduction for the same amount. The tax consequences to an optionee upon a disposition of shares acquired through the exercise of an option will depend on how long the shares have been held and upon whether such shares were acquired upon the exercise of an ISO or a NQO.

The 1999 Plan is administered by the Compensation Committee of the Board of Directors. The Board of Directors may amend or discontinue the Plan at any time subject to applicable law and stock exchange regulations.


        PROPOSAL TO APPROVE 1999 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

The Board of Directors recommends stockholder approval of the NCS Non-Employee Director Stock Option Plan (Director Option Plan), covering up to 100,000 shares of Common Stock of NCS. The Director Option Plan was adopted by the Board of Directors on March 2, 1999, subject to stockholder approval. No options have been granted under the Director Option Plan. Approval of the Director Option Plan will require the affirmative vote of a majority of the shares of outstanding Common Stock present and entitled to vote at the meeting.

The purpose of the Director Option Plan is to promote the interests of NCS by enhancing its ability to attract and retain the services of experienced and knowledgeable non-employee directors and by providing additional incentive for such directors to increase their interest in the Company's success and progress. The Plan will be beneficial to the Company and its stockholders by giving non-employee directors a greater personal financial stake in the Company through ownership of Common Stock in addition to underscoring their common interest with stockholders in increasing the value of the Company's stock over the long term.

The Director Option Plan provides that each director who is not an employee of NCS shall automatically be granted, on each date that he or she is elected or reelected as a director of NCS, an option to acquire 3,500 shares of Common Stock.

The option price for all options granted under the Director Option Plan will be the fair market value of NCS Common Stock on the date of grant. Options will expire ten years after date of grant and are 100% exercisable during their term beginning six months after the date of grant. Options may be transferred only to immediate family members, to trusts or partnerships for the exclusive benefit of immediate family members or by will or the laws of descent and distribution. The legal representative of a deceased optionee may exercise the option within one year after the death of the optionee or the earlier expiration of the option. Option shares must be paid for in cash, by delivering NCS Common Stock already owned by the optionee which has a fair market value equal to the cash exercise price of the shares being purchased, or a combination thereof.

Options granted under the Director Option Plan shall be NQOs that do not qualify as ISOs under the Code. On the exercise of a NQO, the optionee will recognize ordinary income in the amount by which the fair market value of NCS Common Stock exceeds the option price. NCS is allowed an income tax deduction in the amount that the optionee recognizes as ordinary income. When an optionee sells shares acquired by the exercise of an option granted under the Plan, the difference between the amount received and the tax basis of the shares will be gain or loss.

The Director Option Plan is administered by the Compensation Committee of the Board of Directors. The Board of Directors may amend or discontinue the Plan at any time subject to applicable law and stock exchange regulations.


                       APPOINTMENT OF INDEPENDENT AUDITORS

Subject to ratification by the stockholders at the annual meeting, the Audit Committee has recommended to the Board of Directors, and the Board of Directors has approved, the selection of the certified public accounting firm of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending January 29, 2000.

Ernst & Young LLP has regularly audited the Company's consolidated financial statements since 1972. A representative of Ernst & Young LLP is expected to be present at the annual meeting of stockholders on May 27, 1999, and will be offered the opportunity to make a statement if he or she desires to do that and will be available to respond to appropriate questions.


                    OWNERSHIP OF NCS COMMON STOCK BY CERTAIN
                    BENEFICIAL OWNERS AND EXECUTIVE OFFICERS

Information as to the persons or groups known by NCS to be the beneficial owners of 5% or more of the outstanding shares of NCS Common Stock (NCS' only voting security), the executive officers of the Company included in the Summary Compensation Table below and all directors and executive officers as a group as of February 28, 1999, is shown below. Except as otherwise indicated, the stockholders listed in the table below have sole voting power and investment power with respect to the Common Stock owned by them.


                                         Shares
                                      Beneficially                 Percent o
  Name and Address                        Owned                   Outstanding
  ---------------------------------------------------------------------------
  Charles W. Oswald                  1,913,261  (1)                     6.1 %
  7601 France Avenue South
  Edina, MN 55435

  Russell A. Gullotti                  280,526                           *
  Clive M. Hay-Smith                    26,422  (2)                      *
  Michael A. Morache                    14,045  (3)                      *
  David W. Smith                        72,388  (4)                      *
  Jeffrey W. Taylor                     71,456  (5)                      *

  All Directors and Executive
  Officers as a Group (19 persons)     930,458  (6)                     2.9 %

  *  Less than 1%


     (1) The shares listed for Mr. Oswald include 7,000 shares that may be acquired within 60 days upon exercise of an outstanding stock option.

     (2) The shares listed for Mr. Hay-Smith include 15,600 shares that may be acquired within 60 days upon exercise of outstanding stock options.

     (3) The shares listed for Mr. Morache include 542 shares allocated to him pursuant to the ESOP and 10,000 shares that may be acquired within 60 days upon exercise of outstanding stock options.

     (4) The shares listed for Mr. Smith include 2,781 shares allocated to him pursuant to the ESOP and 25,600 shares that may be acquired within 60 days upon exercise of outstanding stock options.

     (5) The shares listed for Mr. Taylor include 2,546 shares allocated to him pursuant to the ESOP and 24,000 shares that may be acquired within 60 days upon exercise of outstanding stock options.

     (6)  Includes  20,878  shares  allocated  pursuant  to the ESOP and 332,200
          shares  that  may  be  acquired   within  60  days  upon  exercise  of
          outstanding stock options.


                             EXECUTIVE COMPENSATION

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

OVERVIEW AND PHILOSOPHY

The Compensation Committee of the Board of Directors (Compensation Committee) is composed entirely of outside directors who review the Company's executive compensation processes and programs. They approve and make recommendations with regard to those processes and programs. In addition, the Compensation Committee determines on an annual basis the compensation to be paid to the Chief Executive Officer and the other senior executive officers of the Company. The Compensation Committee has access to outside consultants and independent compensation data.

The objectives of the Company's executive compensation program are to:
-    Support the goal of increasing stockholder value,
- Provide compensation that will attract, motivate and retain superior talent and reward performance, and
- Align each executive officer's interests with the success of the Company by making a portion of compensation dependent on business unit and/or corporate revenue and earnings growth.

The executive compensation program is designed to provide an overall level of compensation opportunity that is competitive with comparably-sized companies nationwide. National compensation survey data is obtained from four major management consulting firms and industry associations. One survey utilized consists of information regarding companies in the computer, electronics, communications, software and related services industries. Other surveys consist of general industry survey data from companies of comparable size. Actual total compensation levels for senior executive officers may be greater or less than average competitive levels in surveyed companies based on annual and long-term
Company performance as well as individual performance. The Compensation Committee uses its discretion to set executive compensation where, in its judgment, external, internal or an individual's circumstances warrant it.

EXECUTIVE OFFICER COMPENSATION PROGRAM

The Company's executive officer compensation program is comprised of base salary; annual cash incentive compensation; long-term incentive compensation in the form of stock options and performance-based cash awards; and various benefits including 401(k), supplemental deferred compensation, health and other benefits.

Base Salary

Base salary levels for the Company's executive officers are viewed as one part of a comprehensive annual cash compensation program and are set relative to other comparable companies as described above. Generally, it is intended that base salary levels will result in annual cash compensation in the 50th to 75th percentile of amounts paid for similar job functions at comparable companies nationwide. In determining salaries, the Compensation Committee also takes into account individual experience, job responsibility, performance and any other issues relevant to the Company.

Performance Based Incentive Compensation

The Management Incentive Plan (MIP) is the Company's annual incentive program for executive officers and key senior managers. The purpose of the Plan is to provide direct financial incentives in the form of annual cash bonuses based on the achievement of the Company's financial goals, business units' goals and individual achievement goals. Threshold, target and maximum goals for Company and business unit performance are set at the beginning of the year with 70% of individual bonus amounts based on achieving corporate or business unit revenue and earnings goals and 30% based on achievement of pre-defined personal goals. Generally, it is intended that achievement of the target goals will result in annual bonus compensation in the 50th to 75th percentile of amounts paid for comparable job functions at the other companies as described above. The Compensation Committee also gives consideration to issues which it deems specific to the Company. During fiscal 1998, bonuses were accrued under the MIP for the Company's executive officers based on achievement of corporate and business unit revenue and earnings goals and personal goals. In addition to cash bonuses paid under the MIP, the Compensation Committee may grant discretionary one-time cash bonuses when specific individual performance significantly exceeds established performance goals.

Stock Option and Long-Term Incentive Programs

The Company's stock option plans and its long-term incentive plans are the Company's extended term incentive programs for executive officers. The objectives of the plans are to promote the long-term interests of the Company by enhancing its ability to attract, motivate and retain its key executives and increase their identification with the long-term interests of NCS stockholders through cash and stock ownership incentives based on long-term financial performance. The stock option plans and the long-term incentive plans enable executives to develop and maintain a significant, long-term stock ownership position in the Company's Common Stock to help ensure an on-going alignment with stockholder interests.

The Company's stock option plans are administered by the Compensation Committee. Stock options for executive officers are granted annually at option prices equal to the fair market value of the Company's Common Stock on the date of grant. The options granted have 60 or 63 month terms and vest at the rate of 20% after 12, 24, 36, 48 and 58 or 60 months. The option amounts to be granted to executive officers are determined using relevant compensation survey data, consideration of the value of the Company's Common Stock and the total number of shares and option shares outstanding, competitive employment factors and performance of the individual.

Under the L-TIP awards made in fiscal 1998, stock options for executive officers were granted at option prices equal to the fair market value of the Company's Common Stock on the date of grant. The options granted have 72-month terms and vest 100% in August, 2003. Full or partial vesting may be accelerated if prescribed cumulative total earnings per share (EPS) amounts during the three fiscal years ending January 27, 2001 are achieved. Based on EPS results, the number of option shares subject to accelerated vesting is determined. The result is then modified by a factor of 80%-120% based on the average of the last trade price of NCS Common Stock as reported by The Nasdaq Stock Market(R) for each day during the 20 business days beginning the day following the public release of NCS' financial results for the fiscal year ended January 27, 2001. The total calculated number of option shares cannot exceed the number of stock options awarded.

In fiscal 1998, the executive officers were also granted conditional cash bonus awards under the L-TIP. These awards included two elements: an annual component and a long-term component. The annual cash compensation component was based on achievement of prescribed minimum EPS for the fiscal year ending January 31, 1999. If the annual prescribed minimum EPS amount was not achieved, the annual cash bonus would have been lost. For the year ended January 31, 1999, the annual EPS goal was achieved, and a cash bonus payment equal to 10% of base salary was made subsequent to year end. The long-term component provides for a cash bonus payment when the formula described in the preceding paragraph would result in the calculated number of option shares to be in excess of 100% of the stock options granted. The excess number of shares is multiplied by the difference between the average last trade price for the 20 business days and the fair market value on the date of grant of the award.

The L-TIP awards were granted to eligible executive officers based on compensation survey data, anticipated growth in the value of the Company's Common Stock and competitive employment factors at the time of award. Vesting in the shares awarded and the cash awards are contingent on continued employment.

Benefits

The Company provides various employee benefit programs to its executive officers, including medical and life insurance benefits, an employee stock ownership plan, an employee stock purchase plan, a supplemental deferred compensation plan and an employee savings plan with 401(k) features. These benefit programs are generally available to all employees of the Company.

Chief Executive Officer Compensation

Mr. Gullotti's annual base salary is $485,000 which, when added to potential performance based compensation, was an amount the Compensation Committee determined to be marketplace competitive and to result in compensation in the same range as similar amounts paid to chief executive officers by the comparable companies described above. During fiscal 1998, a bonus of $525,000 ($467,500 under the MIP and $48,500 under the L-TIP) was accrued for Mr. Gullotti. Mr. Gullotti was granted options during the year to purchase 77,000 shares of the Company's Common Stock (40,000 under an employee stock option plan and 37,000 under the L-TIP). The Compensation Committee determined the size of the options granted in the same manner as described above for other executive officers.

On February 1, 1997, Mr. Gullotti was granted a restricted stock award of 100,000 shares of the Company's Common Stock. The award vested in 25% increments on the attainment of prescribed stock price goals for the Company's Common Stock. Two 25% increments vested in fiscal 1997 and two in fiscal 1998. At each vesting date, a replenishment restricted share award of 25,000 shares was made which vested in 25% increments upon achievement of prescribed stock price goals. Of all replenishment awards, 6,250 shares remain unvested. All shares vest five years from the date of grant if not earlier. These awards were intended to both provide Mr. Gullotti with an additional incentive to achieve success for the Company on behalf of the stockholders and to retain Mr. Gullotti's continued service to NCS.

Tax Deductibility of Executive Compensation

Section 162(m) of the Internal Revenue Code (the Code) should not affect the deductibility of compensation paid to the Company's executive officers for the foreseeable future. The NCS employee stock option plans and the L-TIP comply with Section 162(m) so that compensation relating to stock options granted under the plans will not be counted toward the $1,000,000 limit on deductible compensation under Section 162(m). The Committee has not formulated a policy with respect to qualifying other executive compensation for deductibility under
Section 162(m).


David C. Cox, Chairman       William J. Cadogan          John E. Steuri
Members of the Compensation Committee

                           SUMMARY COMPENSATION TABLE

The following table sets forth the cash and noncash compensation for each of the last three fiscal years awarded to or earned by the Chief Executive Officer of the Company and the four next most highly compensated executive officers of the Company.


                                               Annual Compensation                  Long-Term Compensation
                                    ------------------------------------------     -----------------------
                                                                        Other      Restricted   Securities          All Other
                                                                       Annual        Stock        Under-           Compensation
                                    Fiscal                             Compen-       Awards        lying         -----------------
Name and Principal Position          Year      Salary     Bonus(1)     sation       ($)  (2)      Options        ESP(3)     ESOP(3)
-----------------------------------------------------------------------------------------------------------------------------------



Russell A. Gullotti, Chairman,       1998     $478,333    $525,000     $    0      $1,054,688       77,000       $5,167     $9,740
  President and Chief                1997      440,000     481,000        958       2,078,906      147,200        4,800      5,031
  Executive Officer (4)              1996      418,750     304,780      1,614              0        60,000        3,750      3,421

Clive M. Hay-Smith                   1998      198,676     145,839          0               0       21,200            0          0
  Vice President                     1997      178,901     130,922          0               0       44,800            0          0
                                     1996      165,921      70,504          0               0       15,000            0          0

Michael A. Morache                   1998      204,167     160,166          0               0       22,200        5,043      9,740
  Vice President                     1997      187,500     139,203          0               0       46,200        4,433      4,893
                                     1996      122,475      61,586          0          39,414       16,000            0          0

David W. Smith                       1998      207,500     136,910      1,260               0       22,200        5,044      9,740
  Vice President                     1997      191,250     118,756      1,217               0       47,600        4,794      5,514
                                     1996      175,750      97,813      1,573               0       16,000        3,750      3,641

Jeffrey W. Taylor, Vice              1998      205,000     140,243          0               0       21,000        5,035      9,740
  President and Chief                1997      191,750     127,725          0               0       44,800        4,788      5,445
  Financial Officer                  1996      179,000      80,404          0               0       17,000        3,750      3,617




(1) Executive officers participate in the Company's MIP and L-TIP. Under these plans, cash incentive payments are made, based on NCS' financial performance, business unit performance and individual performance criteria and the officer's base salary, following the fiscal year end. Based on the Company's fiscal 1998 financial performance, annual cash awards under the L-TIP of $48,500, $19,500, $20,700, $21,000 and $20,700
        were accrued for Messrs. Gullotti, Hay-Smith, Morache, Smith and Taylor, respectively. The remainder of the bonus amounts were accrued under the MIP. Incentive payment amounts are shown in the fiscal year accrued.

(2) The number and fair market value of unvested restricted stock held by Mr. Gullotti at January 31, 1999, was 6,250 shares ($239,063). The value of the restricted stock award shown in the table above is determined by multiplying the fair market value of the Company's Common Stock on the date of award by the number of shares awarded.

(3) Compensation reported represents Company contributions under the NCS 401(k) Employees Savings Plan (ESP) and the NCS Employee Stock Ownership Plan (ESOP). The value of the ESOP contribution was calculated based on the number of shares allocated to the participant valued at the fair market value of the shares on the last day of the Plan year.

(4) The Company has provided Mr. Gullotti with a supplemental executive retirement plan (SERP) which, on retirement at age 65, would provide an annual benefit of $75,000. Reduced amounts would be paid on retirement between ages 55 and 65. Benefits payable under the SERP are unfunded and will be paid only from the general assets of the Company. NCS has agreed with Mr. Gullotti that if his employment with the Company is involuntarily terminated for other than cause, he will receive a severance package equal to two years base salary.

The Company has entered into severance agreements with Messrs. Gullotti, Hay-Smith, Morache, Smith and Taylor. Pursuant to such agreements, each would receive a payment equal to twice his annual salary and bonus amounts plus excise tax imposed on the payment in the event he is terminated following a "change in control" of the Company (as defined in the agreements). In such event, any stock options or restricted stock awards granted to the executive officer would be immediately vested in full. The agreements, except for Mr. Gullotti's agreement, are terminable on each January 31 upon six months prior notice by the Company.


                                  STOCK OPTIONS

The following tables summarize option grants and exercises during fiscal 1998 to or by the executive officers named in the Summary Compensation Table above, and the value of the options held by such persons at the end of fiscal 1998.


                                                    Option Grants in Fiscal 1998

                                    Individual Grants
                       -------------------------------------------------------

                         # of         % of Total                                              Potential Realizable Value
                       Securities       Options         Exercise                               at Assumed Annual Rates
                       Uderlying       Granted to        or Base                                    of Stock Price
                        Options       Employees in        Price     Expiration                     Appreciation for
    Name                Granted        Fiscal 1998        ($/Sh)       Date                         Option Term (3)
--------------------   ----------     ------------       -------    ----------            ------------------------------------
                                                                                            0%           5%              10%
                                                                                          -----        -----            -----


 Russell A. Gullotti     37,000     (1)     6 %          $20.00       3/02/04               0         $251,671        $570,955
                         40,000     (2)     7             21.50       8/21/03               0          251,184         558,715
 Clive M. Hay-Smith      10,200     (1)     2             20.00       3/02/04               0           69,380         157,398
                         11,000     (2)     2             21.50       8/21/03               0           69,075         153,647
 Michael A. Morache      11,200     (1)     2             20.00       3/02/04               0           76,181         172,830
                         11,000     (2)     2             21.50       8/21/03               0           69,075         153,647
 David W. Smith          11,200     (1)     2             20.00       3/02/04               0           76,181         172,830
                         11,000     (2)     2             21.50       8/21/03               0           69,075         153,647
 Jeffrey W. Taylor       11,000     (1)     2             20.00       3/02/04               0           74,821         169,743
                         10,000     (2)     2             21.50       8/21/03               0           62,796         139,679




(1) Shares were awarded in fiscal 1998 under an L-TIP and vest in accordance with the discussion set forth in the Compensation Committee's Report on Executive Compensation.

(2) Shares were issued under the Company's employee stock option plans and vest at the rate of 20% after 12, 24, 36, 48 and 60 months.

(3) The dollar amounts under these columns are the result of calculations at 0% and at the 5% and 10% rates set by the Securities and Exchange
        Commission (SEC) and therefore are not intended to forecast possible future appreciation, if any, of the price of the Company's Common Stock.



                 Aggregated Option Exercises in Fiscal 1998 and
                     Value of Options at End of Fiscal 1998


                                                                    Number of                    Value of
                                   Number of                  Securities Underlying           Unexercised In-
                                    Shares                     Unexercised Options           the-Money Options
                                   Acquired       Value             at End of                    at End of
                                      on         Realized          Fiscal 1998                  Fiscal 1998
                                   Exercise        (1)      Exercisable/Unexercisable  Exercisable/Unexercisable (1)
                                   --------      --------   -------------------------  -----------------------------


      Russell A. Gullotti            158,000    $4,157,754         70,000 / 314,200      $1,934,200 /$7,791,450
      Clive M. Hay-Smith                   0             0         21,600 /  77,400         613,152 / 1,840,678
      Michael A. Morache                   0             0         10,000 /  74,400         261,440 / 1,740,090
      David W. Smith                   4,000        57,010         23,200 /  83,800         657,732 / 2,012,578
      Jeffrey W. Taylor               23,000       606,625         20,000 /  82,800         549,732 / 2,009,728



     (1) Value based on market value of the Company's Common Stock at date of exercise or end of fiscal 1998, minus the exercise price.

                          COMPARABLE STOCK PERFORMANCE

The graph below compares the cumulative total stockholder return on the Common Stock of the Company for the last five fiscal years with the cumulative total return of the S&P 500 Index and the Center for Research in Security Prices
(CRSP), University of Chicago, Index for Nasdaq Computer and Data Processing Stocks (assuming the investment of $100 in the Company's Common Stock and each Index on January 31, 1994 and reinvestment of all dividends).



                  1/31/94    1/31/95    1/31/96    1/31/97    1/31/98   1/31/99
                  -------    -------    -------    -------    -------   -------
NCS                 100.0      134.9      176.8      216.8      307.6     692.6

Index for
Nasdaq Computer
& Data Processing
Stocks (1)          100.0      112.5      173.6      236.1      286.0     577.1

S&P 500 Index (2)   100.0      100.6      139.8      176.9      224.8     298.6


------------------------
     (1) The Index for Nasdaq Computer and Data Processing Stocks (SIC 737) is maintained by CRSP.

     (2) Total return calculations for the S&P 500 Index were performed by CRSP.



             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers, and persons who own more than ten percent of the Company's Common Stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten-percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company during the fiscal year ended January 31, 1999, all executive officers except Mr. Robert C. Bowen, directors and greater than ten-percent beneficial owners complied with all applicable Section 16(a) filing requirements. Mr. Bowen failed to file, on a timely basis, 16 reports on Form 4 covering 16 broker-initiated quarterly open market purchases of NCS Common Stock totaling 1,866 shares.

                              STOCKHOLDER PROPOSALS

Any proposal by a stockholder intended to be included in the proxy statement for the 2000 Annual Meeting of Stockholders must be received at the Company's executive offices no later than December 27, 1999. In addition, notice of any proposal to be made at that meeting must be received by the Company no later than February 25, 2000.

                                     GENERAL

On written request, NCS will furnish without charge to each person whose proxy is being solicited a copy of NCS' Annual Report on Form 10-K for the fiscal year ended January 31, 1999, as filed with the SEC, including the financial statements and schedules thereto. NCS will furnish to any such person any exhibit described in the list accompanying the Form 10-K on payment, in advance, of reasonable fees related to the furnishing of such exhibit. Requests for copies of such reports and/or exhibits should be directed to Mr. J. W. Fenton, Jr., Secretary/Treasurer, NCS, 11000 Prairie Lakes Drive, P.O. Box 9365, Minneapolis, Minnesota 55440.

The cost of solicitation has been or will be paid by NCS. In addition, arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to their principals, and NCS will reimburse them for their expense in so doing.

Dated: April 26, 1999

                                              BY ORDER OF THE BOARD OF DIRECTORS

                                                    J. W. Fenton, Jr., Secretary

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


                                     (Logo)

                         National Computer Systems, Inc.
           11000 Prairie Lakes Drive, P.O. Box 9365, Mpls., MN 55440

The undersigned hereby appoints Russell A. Gullotti and J. W. Fenton, Jr., and each of them, proxies with full power of substitution to represent and vote all the shares of Common Stock which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of National Computer Systems, Inc. (NCS), to be held at the Hotel Sofitel, 5601 West 78th Street, Bloomington, Minnesota, on May 27, 1999, at 3:30 P.M., and at any adjournments thereof, upon any and all matters which may properly be brought before said meeting or adjournment. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR items 1 through 4.

1.    ELECTION OF DIRECTORS
      O FOR all nominees listed below       O WITHHOLD AUTHORITY
        (Except as marked to the              to vote for all nominees
         contrary below)                      listed below

(INSTRUCTION: To withhold authority to vote for any individual nominee, mark the circle next to the nominee's name below.)


      O  William J. Cadogan     O  Russell A. Gullotti      O  Stephen G. Shank
      O  David C. Cox           O  Moses S. Joseph          O  John E. Steuri
      O  Delores M. Etter       O  Jean B. Keffeler

2.    PROPOSAL TO APPROVE 1999 EMPLOYEE STOCK OPTION PLAN
      O    FOR                  O AGAINST                   O    ABSTAIN

3.    PROPOSAL TO APPROVE 1999 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN
      O    FOR                  O   AGAINST                 O    ABSTAIN

4.    APPOINTMENT OF AUDITORS - Ernst & Young
      O    FOR                  O   AGAINST                 O    ABSTAIN

5. On any other matters which may properly come before the meeting, the named proxies are authorized to vote on such matters in accordance with their best judgment.


Stockholder and shares of record covered by this proxy are shown on reverse side.

PLEASE DATE AND SIGN exactly as name appears to the left indicating, where proper, official position or representative capacity. For joint accounts, each joint owner should sign.

DATED__________________________, 1999


     __________________________
           (Signature)

     __________________________
    (Signature, if held jointly)




                       PLEASE NOTE THE ABOVE SIGNATURE BOX

                           RETURN IN ENVELOPE PROVIDED

                         NATIONAL COMPUTER SYSTEMS, INC.
                         1999 EMPLOYEE STOCK OPTION PLAN

                          (1,400,000 shares authorized)

1.     Objectives of Plan.

       This 1999 Employee Stock Option Plan (the "Plan") has been adopted by the Board of Directors of National Computer Systems, Inc., a Minnesota corporation (herein called the "Company"), to secure the advantages of stock ownership on the part of its present and future key employees, including salaried officers and directors, and including salaried officers and directors of any one or more subsidiary corporations wholly owned by it (herein called "related companies"), and to provide incentives for such individuals to remain with the Company or related companies and to devote their energies to strengthen and maintain the continued success of the Company through stock ownership. Options granted under this Plan may be either incentive stock options ("Incentive Stock Options") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or options which do not qualify as Incentive Stock Options.

2.     Administration of Plan.

       (A) The Plan shall be administered by the Compensation Committee (the "Committee") of the Board of Directors of the Company (the "Board"). The Committee shall be composed of not less than such number of directors as shall be required to permit the Plan to qualify under Section 16b-3 ("Section 16b-3") under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Each member of the Committee shall be a "disinterested person" with respect to the Plan within the meaning of Section 16b-3 and shall be an "outside director" within the meaning of Section 162(m) of the Code.

       (B) Subject to the provisions of the Plan, the Committee shall have authority, in its discretion:

              (1) To construe and interpret the Plan and all options granted hereunder, and to determine the terms and provisions (and amendments thereof) of the options granted under the Plan (which need not be identical).

              (2) To determine individuals to whom and the time or times at which options shall be granted, the number of shares to be subject to each option, the option price, and the duration of leaves of absence which may be granted to participants without constituting a termination of their employment for the purposes of the Plan.

              (3) To adopt, amend and rescind rules and regulations relating to administration of the Plan and make all determinations necessary or advisable for the administration of the Plan, which shall be binding and conclusive on all participants in the Plan and on their legal representatives and beneficiaries.

              (4) To determine and accelerate the time at which all or any part of an option may be exercised.

3.     Participants.

       Options may be granted under the Plan to such key full or part time executive, administrative, supervisory, technical, or professional employees (including salaried officers and directors) of the Company, or related companies including related companies which become such after adoption of the Plan, in such amounts as shall be determined from time to time by the Committee.

       In determining the persons to whom options shall be granted and the number of shares subject to each option, the Committee may take into account the nature of services rendered by the proposed grantees, their past, present and potential contributions to the success of the Company, and such other factors as the Committee in its discretion shall deem relevant. A person who has been granted an option under this Plan may be granted an additional option or options under the Plan if the Committee shall so determine; provided, however, that to the extent that the aggregate fair market value, determined at the time an Incentive Stock Option is granted, of the stock with respect to which all Incentive Stock Options owned by a Participant are exercisable for the first time by such optionee during any calendar year under all plans of the employer corporation and its parent and subsidiary corporations exceeds $100,000, such options shall be treated as options that do not qualify as Incentive Stock Options. No person may be granted options under the Plan for more than 100,000 shares in the aggregate in any calendar year.

4.     Number of Shares Available for Options.

       Under this Plan, options may be granted for shares of the Company's Common Stock, $.03 per value. The Common Stock subject to options shall be authorized but unissued shares. Subject to the provisions of paragraph 5 hereof, the number of shares of Common Stock that may be made the subject of options shall not exceed the aggregate of 1,400,000 shares. In the event that any outstanding option under the Plan for any reason expires or is terminated unexercised, the common shares allocable to the unexercised portion of such option may again be subject to an option under the Plan.


5.     Adjustments.

       If there shall be any change in the Common Stock through merger, consolidation, reorganization, recapitalization, stock dividend, stock split or other change in the capitalization or corporate structure of the Company, the Committee shall make appropriate adjustments in the Plan and any options outstanding under the Plan. Such adjustments shall include, where appropriate, changes in the aggregate number of shares subject to the Plan and such changes in the number of shares and the price per share subject to outstanding options as are necessary in order to prevent dilution or enlargement of option rights.

6.     Term of Plan.

       No option shall be granted pursuant to this Plan later than January 31, 2009, but options theretofore granted may extend beyond that date in accordance with their terms.

7.     Terms and Conditions of Options.

       Options granted hereunder shall be evidenced by a written notice from the Company to the participant evidencing the granting of an option hereunder, or shall be evidenced by an agreement in such form as the Committee shall from time to time require. Said notice or agreement shall refer to this Plan, and make acceptance thereof by a participant subject to the provisions hereof. Such option shall comply with and be subject to the following terms and conditions:

       (A) Number of Shares. Each option shall state the number of shares to which it pertains.

       (B) Option Price. Each option shall state the option price, which shall not be less than 100% of the fair market value of the shares of the Common Stock of the Company on the date of the granting of the option. The fair market value per share shall be the "last trade price" of the Common Stock as reported by The Nasdaq Stock Market (R). If the Common Stock is listed on a national stock exchange or exchanges, such fair market value shall be deemed to be the highest closing price of the Common Stock on such stock exchange or exchanges on the date the option is granted. If on the date as of which the fair market value is being determined, the Common Stock is not publicly traded, then the next preceding day on which there was a sale of such stock will be used. Subject to the foregoing, the Committee in fixing the option price shall have full authority and discretion and be fully protected in doing so.


       (C)    Option Period and Exercise of Option.

              (1) No option period shall exceed ten years, and except as otherwise provided in sections (D), (E) and (F) hereof, no option period shall be for less than one year.

              (2) Any option granted under the Plan may be exercised by notifying the Company in writing of such exercise prior to the termination of such option. The option price for the number of shares of Common Stock for which the option is exercised shall become immediately due and payable; provided, however, that in lieu of cash an optionee may exercise an option by tendering to the Company shares of the Common Stock of the Company already owned by the optionee and with the certificates therefor registered in the optionee's name, having a fair market value equal to the cash exercise price of the shares being purchased.

              (3) During the lifetime of the optionee, the option shall be exercisable only by the optionee and shall not be assignable or transferable, and no other person shall acquire any rights therein. Except as provided in Subdivisions (D) and
                    (F) hereof, no option may be exercised at any time unless the holder thereof is then an employee of the Company or a related company.

              (4) In order to comply with all applicable federal and state income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal and state payroll, withholding, income or other taxes, which are the sole and absolute responsibility of an optionee, are withheld or collected from such optionee. In order to assist an optionee in paying all minimum federal and state taxes required to be withheld or collected upon exercise of an option which does not qualify as an Incentive Stock Option hereunder, the Company shall, in lieu of cash, permit the optionee to satisfy all or part of such tax obligation by (i) electing to have the Company withhold a portion of the shares otherwise to be delivered upon exercise of the option with a fair market value, determined in accordance with subsection 7(B), equal to such taxes or
                    (ii) delivering to the Company common shares, other than the shares issuable upon exercise of such option, with a fair market value, determined in accordance with subsection 7
                    (B), equal to such taxes.

       (D) Termination of Employment Except Due to Gross and Willful Misconduct, Death or Disability. In the event an optionee shall cease to be employed by the Company or a related company for any reason other than gross and willful misconduct, death or disability, then, and in that event, but subject to the condition that no option shall be exercisable after its expiration date, such optionee shall have the right to exercise the option at any time within three months (or such longer period as the Committee in its discretion shall determine to be appropriate) after such termination of employment, to the extent the optionee's right to exercise same shall accrue pursuant to such optionee's option granted and had not previously been exercised. Whether authorized leaves of absence or absence because of military or governmental service shall constitute termination of employment, for the purpose of the Plan, shall be determined by the Committee, which determination shall be final and conclusive.

       (E) Termination Due to Gross and Willful Misconduct. In the event that an optionee shall cease to be employed by the Company or a related company by reason of gross and willful misconduct during the course of employment, including but not limited to wrongful appropriation of funds of the Company or a related company or the commission of a gross misdemeanor or felony, the option shall be terminated as of the date of the misconduct.

       (F) Disability and Death of Optionee and Transfer of Option. If any optionee shall die while in the employ of the Company or a related company, or within a period of three months (or such longer period as the Committee in its discretion shall determine to be appropriate) after the termination of employment or the optionee's employment is terminated because optionee has become disabled (within the meaning of Code Section 22 (e)(3)) while in the employ of the Company or related companies and shall not have fully exercised the option, said option may be exercised (subject to the condition that no option shall be exercisable after its expiration date), to the extent that the optionee's right to exercise such option had accrued pursuant to such optionee's option granted (i) at the time of optionee's disability and had not previously been exercised, at any time within one year after the optionee's disability, by the optionee or a duly appointed guardian of the optionee; or (ii) at the time of death and had not previously been exercised, at any time within one year after the optionee's death, by the executors or administrators of the optionee or by any person or persons who shall have acquired the option directly from the optionee by bequest or inheritance. No option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution.

       (G) 10 - Percent Shareholder Rule. Notwithstanding any other provision in the Plan, if at the time an Option is otherwise to be granted pursuant to the Plan, the optionee owns directly or indirectly (within the meaning of Section 424 (d) of the Code) Common Stock of the Company possessing more than 10% of the total combined voting power of all classes of stock of the Company or its parent or subsidiary corporations, if any (within the meaning of Section 422(b)(6) of the Code), then any Incentive Stock Option to be granted to such optionee pursuant to the Plan shall satisfy the requirements of Section 422(c)(5) of the Code, and the option price shall be not less than 110% of the fair market value of the Common Stock of the Company on the date of grant, determined as described herein, and such option by its terms shall not be exercisable after the fifth anniversary of the date of grant.

       (H) Rights as a Shareholder. An optionee or a transferee of an option shall have no rights as a shareholder with respect to any shares covered by an option until the date of the issuance of a stock certificate for such shares. No adjustment shall be made for dividends (ordinary or extraordinary whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Article 5 hereof.

       (I) Discontinuance and Amendment of the Plan. The Board may, from time to time, alter, amend, suspend, or discontinue the Plan; provided, however, that, notwithstanding any other provision of the Plan or any award agreement, without the approval of the shareholders of the Company, no such amendment, alteration, suspension, discontinuation or termination shall be made that: (i) requires the approval of the Company's shareholders under any rules or regulations of the Nation Association of Securities Dealers, Inc. or any securities exchange that are applicable to the Company; or
              (ii) requires the approval of the Company's shareholders under the Code in order (a) to permit Incentive Stock Options to be granted under the Plan or (b) to permit any compensation expense resulting from the grant or exercise of stock options issued hereunder to be deductible under Section 162(m) of the Code.

       (J) Compliance with Laws Relating to Sale of Securities. Notwithstanding any other provisions contained herein, the Company shall have the right, in its exclusive discretion, to withhold the issuance of any certificates for shares of stock in respect of which any option has been exercised until, in the opinion of counsel for the Company, any applicable registration requirements of the Securities Act of 1933, as amended, any applicable listing requirements of any national securities exchange on which the stock may then be listed, and any other requirements of law or of any regulatory bodies having jurisdiction over such issuance and delivery, shall have been duly complied with. Pending the receipt of such opinion of counsel for the Company, the Company may issue certificates for such stock provided they contain a legend indicating that said stock represented thereby is not registered and may not be sold except in compliance with applicable law or the release of said restrictions by the Company, and, in such event, the Company shall have the right to instruct the transfer agent and registrar of its common shares to effect "stop-transfer" procedures with respect to such shares.

              Until the shares reserved for options are registered and/or listed, if required by law, the Committee may condition the delivery of any certificate for option shares upon the receipt of a written representation from the participant that at the time of exercising such option the participant intends to acquire the shares being purchased for investment and not for resale or further distribution.

       (K) Other Provisions. The option agreements authorized under the Plan shall contain such other provisions as the Committee shall deem advisable.

8.     Notification of Disposition.

       If an optionee shall dispose of any of the shares of Common Stock of the Company acquired pursuant to the exercise of an Incentive Stock Option issued pursuant to the Plan within two years from the date said option was granted or within one year after the transfer of any such shares to the optionee upon exercise of said option, then, in order to provide the Company with the opportunity to claim the benefit of any income tax deduction which may be available to it under the circumstances, the optionee shall promptly notify the Company of the dates of acquisition and disposition of such shares, the number of shares so disposed of, and the consideration, if any, received for such shares. The Company may take such action as it deems appropriate to insure notice to the Company of any disposition of the Common Stock of the Company within the time periods described above.

9.     Reliance on Information.

       Each member of the Committee and the Board and each officer and employee of the Company shall be fully justified in relying or acting upon any information furnished in connection with the administration of the Plan by any other person or persons. In no event shall any person who is or shall have been a member of the Committee or of the Board or an officer or employee of the Company, be liable for any determination made or other action taken or omission to act in reliance upon any such information or for any action (including the furnishing of information) taken or any failure to act, if in good faith.

10.    Application of Funds.

       The proceeds received by the Company from the sale of its Common Stock pursuant to options will be used for general corporate purposes.

11.    No Obligation to Exercise Option.

       The granting of an option hereunder shall impose no obligation upon the optionee to exercise such option, nor shall it be deemed to or construed to impose any obligation on the Company or any related company to retain the optionee in its employ for any period of time.


12.    Compliance with Section 16b-3.

       The Plan is intended to comply with all applicable conditions of Section 16b-3 or its successors. All transactions involving persons subject to
       Section 16(b) of the Exchange Act ("Insider-Participants") are subject to such conditions regardless of whether the conditions are expressly set forth in the Plan and any provision of the Plan that is contrary to the conditions of Section 16b-3 shall not apply to Insider- Participants.


---------------------------

Original Plan  - Approved by the Board on March 2, 1999
               -    Approved by the Company's Shareholders on _______________

                         NATIONAL COMPUTER SYSTEMS, INC.
                  1999 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN


1.       Purpose of Plan

                  This plan shall be known as the "National Computer Systems, Inc. 1999 Non-Employee Director Stock Option Plan" and is hereinafter referred to as the "Plan." The purpose of the Plan is to promote the interests of National Computer Systems, Inc., a Minnesota corporation (the "Company"), by enhancing its ability to attract and retain the services of experienced and knowledgeable non-employee directors and by providing additional incentive for such directors to increase their interest in the Company's long-term success and progress. Options granted under this Plan shall be nonqualified stock options which do not qualify as incentive stock options within the meaning of Section 422A of the Internal Revenue Code of 1986, as amended (the "Code").

2.       Stock Subject to Plan

                  Under this Plan, options may be granted for shares of the Company's Common Stock, $.03 par value. The Common Stock subject to options shall be authorized but unissued shares. Subject to the adjustment as provided in Section 10 hereof, the maximum number of shares of Common Stock on which options may be exercised under this Plan shall be 100,000 shares. If an option under the Plan expires, or for any reason is terminated or unexercised with respect to any shares, such shares shall again be available for options thereafter granted during the term of the Plan.

3.       Administration of Plan

                  The Plan shall be administered by the Compensation Committee (the "Committee") of the Board of Directors of the Company (the "Board"). The Committee shall have the authority, in its discretion, subject to the express provisions of this Plan, to interpret the Plan, to prescribe, amend, and rescind rules and regulations relating to the Plan, and to make all other determinations necessary or advisable for the administration of the Plan. The Committee's determinations on the foregoing matters shall be final and conclusive.

4.       Eligibility

                  Upon approval of the Plan by the Board, but subject to approval of the Plan by shareholders of the Company pursuant to Section 12 hereof, each director of the Company who is not otherwise an employee of the Company or any subsidiary of the Company (an "Eligible Director") shall automatically be granted, on each date (beginning with the date of the annual meeting of shareholders in May, 2000), that he or she is elected or reelected as a director of the Company, an option to acquire 3,500 shares of Common Stock under the Plan.

5.       Price

                  The option price for all options granted under the Plan shall be the fair market value of the shares covered by the option on the date the option is granted. For purposes of this Plan, the fair market value of the Common Stock on a given date shall be (i) the last trade price of the Common Stock as reported on The Nasdaq Stock Market on such date, if the Common Stock is then quoted on The Nasdaq Stock Market; or (ii) the closing price of the Common Stock on such date on a national securities exchange, if the Common Stock is then being traded on a national securities exchange. If on the date as of which the fair market value is being determined, the Common Stock is not publicly traded, then the next preceding date on which there was a trade will be used.

6.       Term

                  Each option and all rights and obligations thereunder shall, subject to the provisions of Section 8 herein, expire ten years from the date of granting of the option.

7.       Exercise of Option

                  (a) Options granted under the Plan shall not be exercisable for a period of six months after date of grant, or until shareholder approval of the Plan has been obtained, whichever occurs later, but thereafter will be exercisable in full at any time or from time to time during the term of the option, subject to the provisions of Section 8 hereof.

                  (b) The exercise of any option granted hereunder shall only be effective at such time as counsel to the Company shall have determined that the issuance and delivery of Common Stock pursuant to such exercise will not violate any state or federal securities or other laws. An optionee desiring to exercise an option may be required by the Company, as a condition of the effectiveness of any exercise of an option granted hereunder, to agree in writing that all Common Stock to be acquired pursuant to such exercise shall be held for his or her own account without a view to any further distribution thereof, that the certificates for such shares shall bear an appropriate legend to that effect and that such shares will not be transferred or disposed of except in compliance with applicable federal and state securities laws.

                  (c) An optionee electing to exercise an option shall give written notice to the Company of such election and of the number of shares subject to such exercise. The full purchase price of such shares shall be tendered with such notice of exercise. Payment shall be made to the Company either (i) in cash (including check, bank draft or money order), or (ii) by delivering the Company's Common Stock already owned by the optionee having a fair market value on the date of exercise equal to the full purchase price of the shares, or (iii) by any combination of cash and the method specified in (ii) of this sentence. For purposes of the preceding sentence, the fair market value of Common Stock tendered shall be determined as provided in Section 5 hereof as of the date of exercise. Until such person has been issued a certificate or certificates for the shares subject to such exercise, he or she shall possess no rights as a shareholder with respect to such shares.

8.       Effect of Termination of Directorship or Death

                  (a) In the event that an optionee shall cease to be a director of the Company for any reason other than his or her gross and willful misconduct or his or her death, such optionee shall have the right to exercise the option at any time within the remaining term of the option.

                  (b) In the event that an optionee shall cease to be a director of the Company by reason of his or her gross and willful misconduct during the course of his or her service as a director of the Company, including but not limited to wrongful appropriation of funds of the Company or the commission of a gross misdemeanor or felony, any unexercised option granted pursuant to the Plan shall be terminated as of the date of the misconduct.

                  (c) If the optionee shall die and such optionee shall not have fully exercised any option granted under the Plan, such option may be exercised at any time within twelve months after his or her death by the personal representatives, administrators or, if applicable, by any person or persons to whom the option is transferred by will or the applicable laws of descent and distribution, to the extent of the full number of shares he or she was entitled to purchase under the option on the date of death, and subject to the condition that no option shall be exercisable after the expiration of the term of the option.

                  (d) Nothing in this Plan or in any agreement hereunder shall confer on any optionee any right to continue as a director of the Company or affect in any way any legal rights with respect to termination of such directorship or removal of such optionee as a director.

9.       Transferability

                  (a) No options granted under the Plan shall be transferable by optionee, other than as provided in Section 8(c) or in Section 9(b) herein.

                  (b) During the lifetime of an optionee, an outstanding option may be transferred to (i) the spouse, children, grandchildren, nieces or nephews of the optionee ("Immediate Family Members"), (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members, or (iii) a partnership in which such Immediate Family Members are the only partners, provided that (a) there may be no consideration for any such transfer and (b) subsequent transfers of transferred options shall be prohibited except for transfers required by will or the laws of descent and distribution. Following transfer, such options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer; provided that for purposes of each option agreement, the term "optionee" shall be deemed to refer to the transferee.


10.      Dilution or Other Adjustments

                  If there shall be any change in the Common Stock through merger, consolidation, reorganization, recapitalization, stock dividend (of whatever amount), stock split or other change in the corporate structure, appropriate adjustments in the Plan and outstanding options shall be made. In the event of any such changes, adjustments shall include, where appropriate, changes in the aggregate number of shares subject to the Plan, the number of shares subject to outstanding options and the exercise prices thereof in order to prevent dilution or enlargement of option rights.

11.      Amendment or Discontinuance of Plan

                  The Board may amend, alter, suspend, discontinue or terminate the Plan; provided, however, that, notwithstanding any other provision of the Plan or any award agreement, without the approval of the shareholders of the Company, no such amendment, alteration, suspension, discontinuation or
termination   shall  be  made  that  requires  the  approval  of  the  Company's shareholders under any rules or regulations of the National Association of Securities Dealers, Inc. or any securities exchange that are applicable to the Company. The Board shall not alter or impair any option theretofore granted under the Plan without the consent of the holder of the option.

12.      Effective Date and Termination of Plan

                  (a) The Plan was approved by the Board on March 2, 1999, and shall be approved by shareholders of the Company within 12 months thereafter.

                  (b) Unless the Plan shall have been discontinued as provided in Section 11 hereof, the Plan shall terminate on January 31, 2009. No option may be granted after such termination, but termination of the Plan shall not without consent of the optionee, alter or impair any rights or obligations under any option theretofore granted.




----------------
Plan approved by stockholders on May __, 1999.